LEGG MASON
LIGHT STREET TRUST, INC.
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LEGG MASON CLASSIC VALUATION FUND



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    PRIMARY SHARES PROSPECTUS November 1, 1999
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                              (LEGG MASON FUNDS LOGO APPEARS HERE)

                              HOW TO INVEST(SM)


As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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TABLE OF CONTENTS

About the funds:
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            1     Investment objectives
            2     Principal risks
            4     Fees and expenses of the funds
            6     Management



About your investment:
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            8     How to invest
           10     How to sell your shares
           11     Account policies
           13     Services for investors
           15     Distributions and taxes

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LEGG MASON LIGHT STREET TRUST, INC.
INVESTMENT OBJECTIVES
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LEGG MASON CLASSIC VALUATION FUND

Investment objective: Long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities, such as common stock, that, in the adviser's opinion, offer the potential for capital growth. The adviser seeks to identify undervalued or out-of-favor companies that are likely to return to their normal value. The adviser considers normal value to be a stock's historical average price-to-current earnings, price-to-book, price-to-cash-flow, or price-to-sales ratios. The adviser considers stocks trading at a discount to these historical averages and at a discount to the market to be undervalued. In order to identify such securities, the adviser combines two investment techniques: it quantitatively screens characteristics to identify stocks that are undervalued, then it fundamentally analyzes stocks to identify those that it believes have the ability to return to their normal value. From a universe of about 8,000 publicly traded companies, the adviser uses quantitative screens to identify a sub-universe of about 400 to 500 stocks of companies that typically have market capitalizations of greater than $750 million and have low price-to-current earnings, low price-to-book, low price-to-cash-flow, or low price-to-sales ratios. The adviser continues the initial screening to identify those companies that it believes are priced well below their historic values or the current values of similar companies in the same industry. From that group of approximately 150 stocks, the adviser applies a fundamental analysis in order to select approximately 70 to 90 securities for the portfolio. The adviser's fundamental analysis focuses on understanding the risks of a company's business and identifying companies that have the best potential of returning to their normal value for a company or a normal value relative to their industries.

The adviser typically sells a security when, in the adviser's assessment, it is no longer undervalued compared to its normal market value or its ability to return to that level of value has deteriorated.

The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested.

                                                 Legg Mason Light Street Trust 1


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(GRAPHIC)   P R I N C I P A L  R I S K S
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In general:

Investors could lose money by investing in the fund. There is no assurance that the fund will meet its investment objective. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market risk:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The fund may experience a substantial or complete loss on an individual stock. Market risk, the risk that stock prices will go down, may affect a single issuer, an industry or sector of the economy, or may affect the market as a whole.


Style risk:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks. Moreover, at different times, the value approach may favor certain industries or sectors over others, making fund performance especially subject to the performance of the specific industries and sectors that are selected by the adviser.

Investment models:

The proprietary model used by the adviser to evaluate securities and securities markets is based on the adviser's understanding of the interplay of market factors and does not ensure successful investment. The markets, or the prices of individual securities, will, at times, be affected by factors not accounted for by the model.

2 Legg Mason Light Street Trust

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Year 2000:

Like other mutual funds (and most organizations around the world), the fund could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the fund, its adviser, distributor, and other outside service providers, and could impact companies in which the fund invests.

While no one knows if these problems will have any impact on the fund or on financial markets in general, the adviser and its affiliates and the other service providers to the fund have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain after December 31, 1999.

                                                 Legg Mason Light Street Trust 3

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FEES AND EXPENSES OF THE FUNDS
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The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets, so they will lower the fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The fees shown are current fees, and the expenses shown are based on estimated expenses for the fiscal year ending October 31, 2000. The fees and expenses are calculated as a percentage of average net assets.

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                         Annual Fund Operating Expenses
                 (expenses that are deducted from fund assets)
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                                                  Classic Valuation Fund
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   Management fees (b)                                     0.75%
   Distribution and service (12b-1) fees                   1.00%
   Other expenses (a)                                      0.92%
   Total annual fund operating expenses                    2.67%
   Fee waivers and expense reimbursement (b)              -0.67%
   Net annual fund operating expenses                      2.00%
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(a) "Other expenses" are based on estimated expenses for the fiscal year ending
    October 31, 2000.

(b) The manager has contractually agreed to waive fees so that Primary Class share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 2.00% of average daily net assets until December 31, 2000.

4 Legg Mason Light Street Trust

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Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) that you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.


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                                                  1 Year        3 Years
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      Classic Valuation Fund                       $203          $766

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                                                 Legg Mason Light Street Trust 5

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M A N A G E M E N T
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Management and advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, provides the fund with investment management and administrative services and oversees the fund's relationships with outside service providers, such as the sub-adviser, custodian, transfer agent, accountants, and lawyers.

LMFA acts as manager or adviser to investment companies with aggregate assets of $18.9 billion as of September 30, 1999.

LMFA has delegated investment advisory responsibilities to Brandywine Asset Management, Inc., 201 North Walnut Street, Wilmington, Delaware 19801. Brandywine is responsible for the actual investment management of this fund, which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 60% of the fee it receives from the fund. Fees paid to Brandywine are net of any waivers. Brandywine acts as investment adviser to six investment companies with aggregate assets of $772 million as of September 30, 1999.

Portfolio management:

The portfolio is managed by a team of analysts and managers at Brandywine led by
W. Anthony Hitschler, Stephen Smith and Alexander Cutler. Mr. Hitschler has been President and CIO of Brandywine since 1986. Prior to founding Brandywine, Mr. Hitschler was with Provident Capital Management, and served as President and Chief Executive Officer of that company for nine years. Mr. Smith, Executive Vice President of Brandywine, is responsible for equity and fixed income management at Brandywine. Prior to joining Brandywine in 1991, Mr. Smith was with Mitchell Hutchins as Managing Director of Taxable Fixed Income. Mr. Cutler is currently a Managing Director of Brandywine. Since joining Brandywine in 1994, Mr. Cutler has shared responsibility for portfolio management and research for all of Brandywine's equity products.

6 Legg Mason Light Street Trust

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Distributor of the fund's shares:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of the fund's shares. The fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under the plan, the fund may pay the distributor an annual distribution fee equal to 0.75% of the fund's average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor may enter into agreements with other brokers to sell Primary Class shares of the fund. The distributor pays these brokers up to 90% of the distribution and service fee that it receives from the fund for those sales.

The adviser and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

                                                 Legg Mason Light Street Trust 7

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HOW TO INVEST
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To open a regular account or a retirement account with the fund, contact a Legg
Mason financial advisor or other entity that has entered into an agreement with the fund's distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from the fund and answer any questions you may have. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the funds to discuss which one might be appropriate for you.

Once your account is open, you may use the following methods to add to your account:


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In Person      Give your financial advisor a check for $100 or more payable to the fund.
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Mail           Mail your check, payable to the fund, for $100 or more to your financial advisor.
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Telephone or   Call your financial advisor to transfer available cash balances
Wire           in your brokerage account or to transfer money from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.
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Future First   Contact your Legg Mason financial advisor to enroll in Legg
Systematic     Mason's Future First Systematic Investment Plan. Under this plan,
Investment     you may arrange for automatic monthly investments in the fund of
Plan           $50 or more. The fund's transfer agent will transfer funds monthly from your Legg Mason account or from your checking account to purchase shares of that fund.
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Automatic      Arrangements may be made with some employers and financial
Investments    institutions for regular automatic monthly investments of $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts in shares of the fund.
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Call your financial advisor or another entity offering the fund for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.


8 Legg Mason Light Street Trust

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Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial advisor or the entity offering the fund before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

                                                 Legg Mason Light Street Trust 9

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HOW TO SELL YOUR SHARES
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   Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.

Any of the following methods may be used to sell your shares:


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 Telephone     Call your Legg Mason financial advisor or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

               Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.

               The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.
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 Mail          Send a letter to the fund requesting redemption of your shares.
               The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.
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Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

10 Legg Mason Light Street Trust

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ACCOUNT POLICIES
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Calculation of net asset value:

Net asset value per Primary Class share is determined daily as of the close of the New York Stock Exchange, on every day the Exchange is open. To calculate the fund's Primary Class share price, the fund's assets attributable to Primary shares are valued and totaled, liabilities attributable to Primary shares are subtracted, and the resulting net assets are divided by the number of Primary shares outstanding. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under procedures established by the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. The fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

                                                Legg Mason Light Street Trust 11

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The fund reserves the right to:

    o Reject any order for shares or suspend the offering of shares for a period of time.

    o Change its minimum investment amounts.

    o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

12 Legg Mason Light Street Trust

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SERVICES FOR INVESTORS
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For further information regarding any of the services below, please contact your financial advisor or other entity offering the fund for sale.

Confirmations and account statements:

You will receive from Legg Mason a confirmation after each transaction involving Primary shares (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account, in which case a statement will be sent to you quarterly. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. If you are making withdrawals from the fund pursuant to the systematic withdrawal plan, then you should not purchase shares of the fund.

Exchange privilege:

Primary Class shares may be exchanged for Primary Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an

                                                Legg Mason Light Street Trust 13

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exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:

    o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

    o Terminate or modify the exchange privilege after 60 days' written notice to shareholders.

14 Legg Mason Light Street Trust

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DIVIDENDS AND TAXES
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The fund declares dividends and distributions of net capital gains to holders of
Primary Class shares following the end of each taxable year.

Your dividends and other distributions will be automatically reinvested in additional Primary shares of the fund. If you wish to receive dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you after the end of each year detailing the tax status of your distributions.

The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.


15 Legg Mason Light Street Trust

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                       Legg Mason Light Street Trust, Inc.
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The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

Annual and Semi-Annual Reports - Additional information about the fund's investments will be available in the funds' annual and semi-annual reports to shareholders. These reports will provide detailed information about the fund's portfolio holdings and operating results.

         To request the SAI or any reports to shareholders, or to obtain more information:

            [] call toll-free 1-800-822-5544
            [] visit us on the Internet via http://www.leggmason.com
            [] write to us at:  Legg Mason Wood Walker, Incorporated
               100 Light Street, P.O. Box 1476
               Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. (phone 1-800-SEC-0330). Reports and other information about each fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a fee for making copies.

LMF-169                                              SEC file numbers: 811-08943